SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 28, 2003


                           R.H. DONNELLEY CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         Delaware                      1-07155                   13-2740040
----------------------------  -------------------------   ----------------------
(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)                File Number)           Identification No.)

                One Manhattanville Road, Purchase, New York 10577
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                              R.H. DONNELLEY INC.*
               (Exact Name of Registrant as Specified in Charter)


               Delaware              333-59287                   36-2467635
----------------------------  -------------------------   ----------------------
(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)                File Number)           Identification No.)

                One Manhattanville Road, Purchase, New York 10577
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrants' telephone number, including area code: (914) 933-6400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation, which became subject to the filing requirements of Section 15(d) on October 1, 1998. As of October 27, 2003, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

Item 12. Results of Operations and Financial Condition

On October 28, 2003, R.H. Donnelley Corporation (the "Company") issued a press release containing certain financial results of the Company for the three and nine months ended September 30, 2003. Pursuant to SEC Release No. 33-8216, this release is being furnished, not filed, under Item 12, "Results of Operations," to this Current Report on Form 8-K. Therefore, none of the contents of this Form 8-K are incorporated by reference into any registration statement or report of the Company. A copy of this press release has been filed as Exhibit 99.1 to this Form 8-K.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


R.H. DONNELLEY CORPORATION


By:      /s/ ROBERT J. BUSH
         -------------------
           Name: Robert J. Bush
           Title: Vice President and General Counsel


Date:  October 28, 2003


R.H. DONNELLEY INC.


By:      /s/ ROBERT J. BUSH
        --------------------
           Name: Robert J. Bush
           Title: Vice President and General Counsel


Date:  October 28, 2003

                                  EXHIBIT INDEX

Exhibit
Number   Description
-------  ------------

99.1      Press Release issued October 28, 2003